Exhibit 10.3

February 21, 2017

STRICTLY CONFIDENTIAL

Jeffrey Bacha

Chairman & CEO

DelMar Pharmaceuticals, Inc.

Suite 720 - 999 West Broadway

Vancouver, British Columbia

Canada V5Z 1K5

Dear Mr. Bacha:

This letter shall serve as an amendment (the “Amendment”) to that certain engagement letter (the “Original Letter”), dated as of January 24, 2017, by and between DelMar Pharmaceuticals, Inc. (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”). Defined terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Original Letter.

Wainwritght and the Company hereby mutually agree to extend the Term of the Original Letter pursuant to Section B. for an additional 30 days.

Except as modified by this letter, the terms, provisions and requirements of the Original Letter shall remain the same and in full force and effect in accordance with the terms and provisions thereof.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Edward D. Silvera
Name: Edward D. Silvera
Title: COO

Accepted and Agreed:

DELMAR PHARMACEUTICALS, INC.

By:	/s/ Jeffrey A. Bacha
Name:	Jeffrey A. Bacha
Title	Chairman & CEO